UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2020

GRANITE CONSTRUCTION INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street

Watsonville, California 95076

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2020, Granite Construction Incorporated (the “Company”) announced the appointment of Kyle T. Larkin as Executive Vice President and Chief Operating Officer of the Company effective February 10, 2020. In this position, Mr. Larkin will be responsible for overseeing the day-to-day operations of the Company, reporting directly to James H. Roberts, President and Chief Executive Officer of the Company. Mr. Larkin, age 48, joined Granite in 1996 and has held a variety of positions within the Company, including serving as Senior Vice President and Group Manager from 2017 to 2019. In October 2019, the Company announced that Mr. Larkin would serve as Senior Vice President and Manager of Construction and Materials Operations. Previously, Mr. Larkin served as Vice President and Regional Manager in Nevada from January 2014 to September 2017 and President of Granite’s wholly owned subsidiary, Intermountain Slurry Seal, Inc. from 2011 to 2014. He also served as Manager of Construction for the Company’s Reno area office from 2008 to 2011, Chief Estimator from 2004 to 2008 and Project Manager, Project Engineer and Estimator at Granite’s Nevada Branch between 1996 and 2003. Mr. Larkin holds a B.S. in Construction Management from California Polytechnic State University, San Luis Obispo and an M.B.A. from the University of Massachusetts, Amherst.

In connection with Mr. Larkin’s appointment, his compensation package was adjusted to: (i) increase his annual base salary from $475,000 to $525,000, effective as of February 10, 2020; (ii) increase his target annual incentive opportunity for 2020 under the Company’s Annual Incentive Plan from $380,000 to $420,000, effective as of January 1, 2020; and (iii) increase his target incentive opportunity for 2020 under the Company’s Long-Term Incentive Compensation Plan (“LTIP”) from $600,000 to $800,000, effective as of January 1, 2020. Any awards under the LTIP will be paid in restricted stock units. Mr. Larkin also participates in the Granite Construction Key Management Deferred Compensation Plan II and the Executive Retention and Severance Plan and receives a vehicle allowance of $1,000 per month.

Item 7.01.	Regulation FD Disclosure

In connection with the appointment of Mr. Larkin, the Company issued a press release furnished hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 furnished herewith) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are attached hereto and furnished herewith:

Exhibit	Description

99.1	Press Release of the Company, dated – February 10, 2020
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ M. Craig Hall
M. Craig Hall
Senior Vice President, General Counsel and Secretary

Date: February 13, 2020